EXHIBIT 99.3

Dear DXL team,

I am reaching out with some exciting news today about the future of Destination XL Group. Moments ago, we announced that DXL has entered a definitive agreement to combine with FullBeauty in a merger of equals that will create a scaled, category-defining retailer for inclusive apparel.

We are thrilled to be joining forces with FullBeauty, a pioneer in size-inclusive fashions that has been serving the plus-size and Big + Tall apparel market since 1901. FullBeauty is a trusted resource for consumers seeking fashion inspiration, style advice and clothing tailored to their individual needs, offering inclusive apparel options from their premier portfolio of brands such as OneStopPlus®, Catherines®, WomanWithin® and KingSize®.

Their team shares our foundational commitment to providing an inclusive shopping experience to consumers that are underserved in the broader retail landscape. We are confident that together, we will be well-positioned to realize our vision for a more inclusive fashion industry.

This transaction is about building a stronger engine for growth. Through this combination, DXL and FullBeauty together will have:

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A comprehensive plus-size and Big + Tall offering: our combined company will be a leader in inclusive sizing apparel with one of the industry’s broadest and most diverse portfolios – spanning value to premium across lifestyles and occasions;
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A powerful omni-channel and data-driven platform: including a leading direct-to-consumer presence with a database of approximately 34 million households and 296 stores;
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Accelerated growth opportunities: leveraging our combined depth of expertise across gender, assortment, brands, lifestyle and distribution channels to offer wide product variety at scale and create value across our highly complementary platforms;
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Accelerated growth opportunities as one of the largest omni-channel inclusive sizing retailers: enabling more opportunities for employees as part of a larger organization; and
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Enhanced scale, profitability and financial flexibility: to power investments in our business as we continue to execute against our strategic priorities.

While we are announcing the transaction today, we expect the transaction to close in the first half of fiscal 2026, subject to customary closing conditions and approval by DXL shareholders. Between now and then, we will remain separate companies. It is business as usual for all of us.

In terms of what this means for all of you today: your day-to-day roles and responsibilities remain the same, and we are counting on everyone to continue providing our customers with the same outstanding service as always.

As we bring our companies together, we will have a dedicated team focused on integration planning. While there are many details that will be sorted out over the coming months, there are several important things we can tell you about today.

The combined company’s headquarters will remain in Canton, and the combined company expects to maintain a significant presence where FullBeauty currently has operations, such as in New York, Indianapolis and El Paso. Jim Fogarty, current CEO of FullBeauty, will serve as Chief Executive Officer of the combined company and Peter Stratton, current CFO of DXL, will serve as Chief Financial Officer. My focus remains on leading our company and serving our customers between now and closing.

We will continue to keep you informed as we move forward, starting with a Town Hall tomorrow morning at 9:00am ET. I encourage you all to join to meet Jim and hear more about why we are so excited to be uniting these two great companies. In the meantime, the attached set of FAQs includes answers to questions we expect will be top of mind today.

This transaction is an amazing milestone for our company, and we would not have been able to reach this point without all of your hard work and invaluable contributions to DXL. Thank you for all that you do to help us deliver The DXL Factor for each and every customer we serve. Together, we have built a remarkable business with a bright future ahead, and I know the best is still to come.

Onward and Upward!

Harvey Kanter

President and CEO

Frequently Asked Questions

1.
What was announced?
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Destination XL Group and FullBeauty have agreed to combine in a merger of equals to create a scaled, category-defining retailer for inclusive apparel.
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The combination will bring together complementary brands, channels and capabilities to better serve plus-size women and Big + Tall men, while creating a larger, stronger and more flexible public company positioned to invest in long-term growth.
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The combined company will be a leader in inclusive sizing apparel with one of the industry’s broadest and most diverse portfolios – spanning value to premium across lifestyles and occasions.
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By leveraging our complementary strengths, the combined company will be positioned to accelerate growth, improve operational efficiency and deliver an enhanced customer experience through a comprehensive, innovative multi-channel strategy.

2.
Who is FullBeauty Brands?
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FullBeauty Brands is an industry leading-company in extended sizes and size inclusive fashions for plus-size women and Big + Tall men seeking fashion inspiration, style advice and clothing tailored to their individual needs.
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They have a large family of premier fashion websites including OneStopPlus®, the world’s first and largest online shopping destination for plus-size women, Catherines®, WomanWithin®, Jessica London®, KingSize® and more.
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FullBeauty Brands has deep expertise across gender, assortment, brands, lifestyle and distribution channels.

3.
Why are they the right partner for DXL?
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FullBeauty Brands has deep expertise across gender, assortment, brands, lifestyle and distribution channels.
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The combined company will unite complementary brands, channels and capabilities to better serve plus-size women and Big + Tall men as a larger, stronger and more flexible public company positioned for long-term growth. The combined company will also be positioned to accelerate growth, improve operational efficiency and deliver an enhanced customer experience through a comprehensive, innovative multi-channel strategy.
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In short, together with FullBeauty, we will be better able to serve our customers across the plus-size and Big + Tall apparel market, providing them more brands, more styles and more options whether they shop in stores or online through our powerful omni-channel platform.

4.
Who will lead the combined company following the close?
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The combined company will be led by a proven management team that reflects the strengths and capabilities of both DXL and FullBeauty Brands.
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Following the closing of the merger, Jim Fogarty, current CEO of FullBeauty, will serve as Chief Executive Officer of the combined company, and Peter Stratton, current CFO of DXL, will serve as Chief Financial Officer.
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Additional leadership appointments and updates will be shared as they are finalized.

5.
What will the Company be called? What will happen to the DXL brand?
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The combined company will trade under the ticker symbol DXLG.
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The DXL brand will continue as a key part of the combined company’s portfolio, maintaining its strong presence in the Big + Tall market and serving customers through existing channels.
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Further details regarding brand strategy and integration will be shared as plans are finalized.

6.
Will there be any office or store closures as a result of this transaction?
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Both companies will continue to operate as usual until the close, and any future changes will be communicated transparently as plans are finalized.

7.
What does this mean for employees? Will this affect my day-to-day responsibilities?
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Until the transaction is completed it is business as usual.
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There are no changes to your day-to-day responsibilities at this time, and we encourage everyone to remain focused on their current roles and priorities.
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As the combined company moves forward, we expect to create new opportunities for growth and collaboration, and will share more information as it becomes available.
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We are committed to transparent communication and will keep you informed of any updates or changes related to the integration process as plans are finalized.

8.
Will this transaction impact my compensation or benefits?
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Until the transaction is completed, it is business as usual.
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We are paying employees and providing benefits as usual.
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We are working with the FullBeauty team on integration planning and there are many details still to be determined.
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We are committed to sharing relevant information at the appropriate time.

9.
What should I tell customers / partners who ask me about the transaction?
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You should tell them that this is an exciting next step for DXL that will make us a stronger partner and be better able to provide a shopping experience like no other.
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With this transaction, we’ll be able to serve our customers with more brands, more styles and more options, whether they shop in one of our stores or online.
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You can also reiterate that until the close of the transaction, it remains business as usual for all of us and we will continue to work with them as we always have.

10.
Where can I find additional information?
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We will keep you informed as we have news to share.
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If you have further questions, please contact your manager.

Forward-Looking Statements

In addition to historical information, this document contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements, which are based on current expectations, estimates and projections about the industry and markets in which DXL and FullBeauty operate and beliefs of and assumptions made by DXL management and FullBeauty management, involve uncertainties that could significantly affect the financial results of DXL or FullBeauty or the combined company. Words such as “anticipates,” “believes,” “estimates,” “expects,” “intends,” “plans,” “seeks” and variations of such words and similar expressions are intended to identify such forward-looking statements, which generally are not historical in nature. With respect to any such forward-looking statements, DXL and FullBeauty each claim the protection provided for in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements include, but are not limited to, statements about the benefits of the transaction involving DXL and FullBeauty, including future financial and operating results and the combined company’s plans, objectives, expectations and intentions. All statements that address operating performance, events or developments that we expect or anticipate will occur in the future — including statements relating to creating value for stockholders, integrating DXL and FullBeauty, and the expected timing for completing the merger — are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict. Although we believe the expectations reflected in any forward-looking statements are based on reasonable assumptions, we can give no assurance that our expectations will be attained and therefore, actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements. For example, these forward-looking statements could be affected by factors including, without limitation, risks associated with the ability to consummate the merger and the timing of the closing of the merger; the conditions to the completion of the merger, including the receipt of DXL stockholder approval for the merger; the ability to successfully integrate and scale our operations and employees; the ability and timing to realize anticipated benefits and synergies of the merger; the potential impact of the announcement, pendency or consummation of the merger on relationships, including with employees, customers, credit rating agencies, suppliers and competitors; the ability to retain key personnel; the challenging macroeconomic environment, including volatility and changes in global trade policies, and the ability of the combined company to mitigate potential tariff exposure and maintain supply; the ability to achieve performance targets; changes in financial markets, interest rates and foreign currency exchange rates; negative rating agency actions; the outcome of any legal proceedings that may be instituted against DXL or FullBeauty; the risk that any announcements relating to the merger could have adverse effects on the market price of the common stock of DXL; diversion of management’s attention from ongoing business operations and opportunities; and those additional risks and factors detailed in the Proxy Statement referenced below when available and other reports filed with the SEC by DXL from time to time, including those discussed under the heading “Risk Factors” in DXL’s most recently filed Annual Report on Form 10-K. These documents are available through our website or through the SEC’s Electronic Data Gathering and Analysis Retrieval (EDGAR) system at http://www.sec.gov. Neither DXL nor FullBeauty undertakes any duty to update any forward-looking statements contained herein, whether as a result of new information or developments, future events or otherwise, except as required by law. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

Additional Information About the Merger and Where to Find It

In connection with the merger, DXL intends to file a proxy statement (the “Proxy Statement”), which will be distributed to the stockholders of DXL in connection with their votes on the issuance of DXL Common Stock in the merger. Investors and security holders are encouraged to read the Proxy Statement when it becomes available (and any other documents filed with the Securities and Exchange Commission (the “SEC”) in connection with the merger or incorporated by reference into the Proxy Statement) because such documents will contain important information regarding the merger and related matters. Investors and security holders will be able to obtain these documents, and any other documents DXL has filed with the SEC, free of charge at the SEC’s website, www.sec.gov, or by accessing DXL’s website at investor.dxl.com. In addition, documents filed with the SEC by DXL will be available free of charge by writing to DXL at 555 Turnpike Street, Canton, Massachusetts 02021, Attention: Corporate Secretary.

Participants in the Solicitation

DXL and certain of its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the merger. Information about DXL’s directors and executive officers, including a description of their direct or indirect interests, by security holdings or otherwise, is set forth in DXL’s proxy statement for its 2025 annual meeting of stockholders, which was filed with the SEC on June 30, 2025, including under the headings “Director Compensation,” “Compensation Discussion and Analysis,” “Executive Compensation,” “Security Ownership of Management.” To the extent holdings of DXL common stock by the directors and executive officers of DXL have changed from the amounts of DXL common stock held by such persons as reflected therein, such changes have been or will be reflected on Initial Statements of Beneficial Ownership of Securities on Form 3, Statements of Changes in Beneficial Ownership on Form 4 or Annual Statements of Changes in Beneficial Ownership of Securities on Form 5, in each case filed with the SEC, including the Form 4s filed by each of the non-executive directors on August 6, 2025, the Form 4s filed by each of the executive officers on September 3, 2025 and the Form 4s filed by each of the non-executive directors on November 5, 2025.

FullBeauty and its chief executive officer may be deemed to be participants in the solicitation of proxies from the stockholders of DXL in connection with the Merger. Information about FullBeauty and its chief executive officer is available as Exhibit 99.9 to the Form 8-K filed on December 11, 2025.

Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement regarding the merger when it becomes available. Free copies of this document may be obtained as described above.

No Offer or Solicitation

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.